Registration No. 33-37959
                Investment Company Act Registration No. 811-06221

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|


                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 9 |X|

                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


                              Amendment No. 10 |X|
                        (Check appropriate box or boxes.)


                           BRANDYWINE BLUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                3908 Kennett Pike
                               Greenville, Delaware                    19807
                      (Address of Principal Executive Offices)       (Zip Code)

                                 (302) 656-3017
              (Registrant's Telephone Number, including Area Code)

                                                           Copy to:
             Foster S. Friess                          W. David Knox, II
               350 Broadway                             Foley & Lardner
               P. O. Box 576                       777 East Wisconsin Avenue
          Jackson, Wyoming 83001                  Milwaukee, Wisconsin 53202
  (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)


|X|      on  November 30, 1998 pursuant to paragraph (b)


[ ]      60 days after filing pursuant to paragraph (a) (1)

[ ]      on  (date)  pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

[ ]      on  (date)  pursuant to paragraph (a) (2), of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           BRANDYWINE BLUE FUND, INC.
                              CROSS REFERENCE SHEET

          (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)

                                                  Caption or Subheading in
              Item No. on Form N-1A               Prospectus or Statement of
                                                  Additional Information

Part A - INFORMATION REQUIRED IN PROSPECTUS

1.       Cover Page                               Cover Page

2.       Synopsis                                 Expenses and Fees

3.       Condensed Financial Information          Financial Highlights;
                                                  Performance Information

4.       General Description of Registrant        Financial Highlights;
                                                  Investment Objectives and
                                                  Policies

5.       Management of the                        Management of the Fund

5A.      Management's Discussion of Fund          Performance Information;
         Performance                              Management's Discussion of
                                                  Fund Performance

6.       Capital Stock and Other Securities       Financial Highlights;
                                                  Dividends, Distributions and
                                                  Taxes; Shareholder
                                                  Statements and Reports

7.       Purchase of Securities Being Offered     Determining Net Asset Value;
                                                  About Our Minimum Requirement
                                                  For Initial Investment;
                                                  Investing with Brandywine Blue
                                                  Fund; Account Services and
                                                  Policies

8.       Redemption or Repurchase                 Investing with Brandywine Blue
                                                  Fund; Account Services and
                                                  Policies

9.       Legal Proceedings                        *

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION
10.      Cover Page                               Cover Page

-----------------------------
*   Answer negative or inapplicable.

11.      Table of Contents                        Table of Contents

12.      General Information and History          *

13.      Investment Objectives and Policies       Investment Restrictions

14.      Management of the Registrant             Directors and Officers of the
                                                  Fund
15.      Control Persons and Principal Holders    Principal Stockholders

         of Securities

16.      Investment Advisory and Other Services   Included in Prospectus under
                                                  "Management of the Fund";
                                                  Investment Adviser; Service
                                                  Agreement; Custodian;
                                                  Independent Accountants

17. Brokerage Allocation                          Allocation of Portfolio
                                                  Brokerage

18. Capital Stock and
    Other  Securities                             Included  in  Prospectus under
                                                  "Financial  Highlights"

19. Purchase,  Redemption and Pricing of          Included in Prospectus  under
    Securities Being Offered                      "Determining Net Asset Value";
                                                  "About Our Minimum Requirement
                                                  for Initial Investment";
                                                  "Investing with Brandywine
                                                  Blue Fund"; "Account Services
                                                  and Policies"; Determination
                                                  of Net Asset Value and
                                                  Performance; Purchase of
                                                  Shares; Systematic Withdrawal
                                                  Plan

20.      Tax Status                               Taxes

21.      Underwriters                             *

22.      Calculations of Performance Data         Determination of Net Asset
                                                  Value and Performance

23.      Financial Statements                     Financial Statements

-----------------------
* Answer negative or inapplicable

(Brandywind Blue Fund, Inc. Logo)

(Brandywine Fund Logo)

Brandywine Blue Fund, Inc.
3908 Kennett Pike
Greenville, Delaware 19807
Email: bfunds@friess.com
Website: www.brandywinefunds.com
1-800-656-3017 or 1-414-765-4124

PROSPECTUS       NOVEMBER 30, 1998

(Brandywind Blue Fund, Inc. Logo)

(Brandywine Fund Logo)
Brandywine Blue Fund, Inc.
3908 Kennett Pike
Greenville, Delaware 19807
Email: bfunds@friess.com
Website: www.brandywinefunds.com
1-800-656-3017 or 1-414-765-4124

                                TABLE OF CONTENTS
 EXPENSES AND FEES                                                   2
 FINANCIAL HIGHLIGHTS                                                3
 INVESTMENT OBJECTIVES AND POLICIES                                  4
 MANAGEMENT OF THE FUND                                              8
 DETERMINING NET ASSET VALUE                                         9
 ABOUT OUR MINIMUM REQUIREMENT FOR INITIAL INVESTMENT                9
 INVESTING WITH BRANDYWINE BLUE FUND                                10
     How to Open Your Brandywine Blue Fund Account                  10
     How to Buy Additional Shares in Brandywine Blue Fund           11
     How to Sell Shares in Brandywine Blue Fund                     12
     Payment of Redemption Proceeds                                 13
     How to Exchange Shares                                         14
     Dividend and Distribution Options                              14
 DIVIDENDS, DISTRIBUTIONS, AND TAXES                                15
 STOCKHOLDER STATEMENTS AND REPORTS                                 15
 PERFORMANCE INFORMATION                                            16
 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                        16
 ACCOUNT SERVICES AND POLICIES                                      19
 PURCHASE APPLICATION                                               21

                               BOARD OF DIRECTORS
                                 John E. Burris
                          Chairman, Burris Foods, Inc.
                               Milford, Delaware

                                Foster S. Friess
                       President, Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                    President, Nobel Foundation 1972 to 1992
                               Stockholm, Sweden

                               INVESTMENT ADVISER
                            Friess Associates, Inc.
                           115 East Snow King Avenue
                                  P.O. Box 576
                             Jackson, Wyoming 83001

                               FUND ADMINISTRATOR
                           Fiduciary Management, Inc.
                             225 East Mason Street
                           Milwaukee, Wisconsin 53202

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  Thank you for your interest in Brandywine Blue Fund. The Friess Associates teammates who invest and manage the Fund have tried to make this prospectus easy to understand. We hope you will take the time to read it carefully before you invest and keep it on hand for future reference.

  Brandywine Blue Fund, Inc. (the "Fund") is open to new investors, charges no sales or marketing fees, and invests in a wide range of industries and companies. The terms often used to describe it are "open-end," "no-load," and "diversified." It is also known as a management investment company. Its primary investment objective is to produce long-term capital appreciation mainly through investing in common stocks. Current income is a secondary consideration.

  If you are investing for retirement or another longer term goal, you may want to invest in Brandywine Blue Fund. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will go up and down in value, the Fund probably is not the right choice for you.

  Read on. We hope you will find that this prospectus answers all of your questions and it may even be enjoyable reading.

                                                               /S/ Foster Friess
                                                                   Foster Friess
                                                                       President



  The Fund has filed a Statement of Additional Information, dated November 30, 1998, with the Securities and Exchange Commission. The contents of the Statement of Additional Information are considered to be part of the prospectus (i.e., incorporated by reference). To obtain a copy, call 1-800-656-3017 or 1-414-765-4124.

  You should be aware that the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material we have incorporated by reference into the prospectus, and other information about the Fund and other registrants that file electronically with the Commission.

                               EXPENSES AND FEES

STOCKHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases or Reinvested Dividends
      None
      Deferred Sales Load                                             None
      Redemption Fee                                                  None*<F1>
      Exchange Fee                                                    None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
      Management Fees                                                1.00%
      12b-1 Fees                                                      None
      Other Expenses                                                 0.06%
                                                                     -----
      Total Fund Operating Expenses                                  1.06%
                                                                     -----
                                                                     -----


*<F1> A fee of $12.00 is charged for each wire redemption.

Example:

                                     1 Year    3 Years   5 Years    10 Years
                                     ------    -------   -------    --------
An investor would pay the
following expenses on
a $10,000 investment, assuming
(1) 5% annual return and
(2) redemption at the end
of each time period:                  $108      $337       $585      $1,294

  THESE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY.


  The "Other Expenses" referred to above are primarily the servicing of stockholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services, together with necessary registration, accounting, and legal costs.

  For more details on Fund expenses, please see the section titled, "Management of the Fund" on page 8.

                              FINANCIAL HIGHLIGHTS
      (Selected data for each share of the Fund outstanding throughout each period.)


  The Financial Highlights of the Fund, which have been audited, should be read along with the Fund's audited financial statements and notes, included in the Fund's Annual Report to Stockholders which contains the auditor's report as to the Financial Highlights. The Fund's audited financial statements, notes and auditor's report contained in the Fund's Annual Report to Stockholders are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is also contained in the Fund's Annual Report to Stockholders, copies of which may be obtained, without charge, upon request. To obtain a copy, call 1-800-656-3017 or 1-414-765-4124.




                                                                           YEARS ENDED SEPTEMBER 30,
                                               ---------------------------------------------------------------------------------
                                                1998    1997        1996         1995        1994      1993      1992     1991+<F2>
                                              ------  ------       ------       ------     ------    ------    ------    ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $35.78  $25.26       $24.37       $17.18     $19.11    $12.95    $13.09    $10.01
Income from investment operations:
  Net investment income (loss)                   0.19   (0.10)(1)<F3>(0.05)(1)<F3> 0.00       0.04     (0.06)    (0.04)     0.03
  Net realized and unrealized (loss) gains
    on investments                              (8.75)  10.62         2.05         7.30       0.36      6.22      0.52      3.05
                                               ------  ------       ------       ------     ------    ------    ------    ------
Total from investment operations                (8.56)  10.52         2.00         7.30       0.40      6.16      0.48      3.08
Less distributions:
  Dividend from net investment income              --      --           --           --        --         --     (0.03)       --
  Distributions from net realized gains         (5.09)     --        (1.11)       (0.11)     (2.33)       --     (0.59)       --
                                               ------  ------       ------       ------     ------    ------    ------    ------
Total from distributions                        (5.09)     --        (1.11)       (0.11)     (2.33)       --     (0.62)       --
                                               ------  ------       ------       ------     ------    ------    ------    ------
Net asset value, end of period                 $22.13  $35.78       $25.26       $24.37     $17.18    $19.11    $12.95    $13.09
                                               ------  ------       ------       ------     ------    ------    ------    ------
                                               ------  ------       ------       ------     ------    ------    ------    ------
Total Investment Return                        (26.5%)  41.6%         8.9%        42.8%        .8%     47.6%      4.0%    45.1%*<F4>
Ratios/Supplemental Data:
  Net assets, end of period (in 000's $)     364,351  617,362      351,459      164,943     29,086     6,373     4,270     3,975
  Ratio of expenses (after reimbursement)
    to average net assets**<F5>                  1.06%   1.08%       1.13%        1.31%       1.80%     2.00%     2.00%   1.97%*<F4>
  Ratio of net investment income (loss)
    to average net assets***<F6>                 0.6%   (0.5%)       (0.4%)       (0.4%)      (0.4%)    (0.6%)    (0.3%)   0.6%*<F4>
  Portfolio turnover rate                      299.5%  202.1%       196.9%       174.1%      220.3%    144.3%    191.9%  115.3%*<F4>

+<F2> For the period from January 10, 1991 (commencement of operations) to September 30, 1991.
(1)<F3> Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
*<F4>     Annualized.
**<F5> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 2.09% and 2.44% for the years ended September 30, 1993 and 1992, respectively, and 3.00%*<F4> for the period ended September 30, 1991.
***<F6> The ratio of net investment income (loss) prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1993 and 1992 and for the period ended September 30, 1991 would have been (0.7%), (0.7%) and (0.5%)*<F4>, respectively.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


  Brandywine Blue Fund began fiscal 1998 with its net asset value (price) at $35.78 per share. During the fiscal year ending September 30, 1998, the Fund gained $0.19 per share from investment operations because our investment income (interest and dividends) was more than our expenses and lost $8.75 per share from investments that had depreciated in value, whether or not they had been sold. This resulted in net loss of $8.56 per share. $5.09 per share was returned to stockholders in distributions. The combined decrease in net asset value ($13.65 per share) resulted in a share price of $22.13 at the fiscal year end September 30, 1998. Total return from the Fund was a negative 26.5% for the fiscal year ending September 30, 1998.


  For the year ending September 30, 1998, Brandywine Blue Fund had an expense ratio of 1.06% ($10.60 per $1,000 of average net assets). Net investment income was .6% of its average net assets. The Fund had a portfolio turnover rate of 299.5% of its average net assets (see page 6 for definition of turnover rate). At September 30, 1998, Brandywine Blue Fund had $364 million in net assets.

                               BUSINESS STRUCTURE

  Brandywine Blue Fund, Inc. was incorporated under the laws of Maryland on November 13, 1990. The Fund is an open-end, diversified management investment company. As such, it pools money from numerous investors and invests the money to achieve its investment objectives. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at the next determined net asset value.


  The Fund is supervised by a board of directors that has ultimate responsibility for the Fund's activities. The Fund does not hold annual stockholder meetings but may hold special meetings for purposes such as electing or removing board members, changing fundamental policies, or for any other purposes requiring a stockholder vote under the Investment Company Act of 1940. Each share outstanding is entitled to one vote.

  The Fund's authorized capital consists of 100,000,000 shares of Common Stock. This number may be increased when necessary, as has been done in the past. The Fund has no present plans to limit its size.

                               A WORD ABOUT RISK

  Look for this "warning flag" symbol throughout the prospectus. (FLAG) It is used to mark detailed information about each type of risk that you, as a stockholder, will confront.

                       INVESTMENT OBJECTIVES AND POLICIES

                    THE FUND'S PRIMARY INVESTMENT OBJECTIVE

  The primary investment objective of the Fund is to produce long-term appreciation of capital principally through investing in common stocks. Current income is less important. The Fund is designed for investors who wish to limit their investments to larger, well-established but dynamic companies with potential for growth in share value.

  Friess Associates, Inc. (the "Adviser"), anticipates that most of the time at least 70% of the Fund's portfolio will be invested in common stocks of blue chip companies having market capitalizations above $500,000,000 and offering potential for growth through new products, acquisitions, divestitures, changes in management, new legislation, or other similar phenomena. These companies may be included in the Fortune 500 or Russell 1000 lists of America's largest companies or the Dow-Jones or S&P 500 stock indexes, but they will probably not be the largest, most researched companies in their industries.

  Not more than 5% of the Fund's net assets may be invested in securities of unseasoned companies, defined as companies having a record of less than three years of continuous operation, including any business already in existence before it was added to a company through a merger, consolidation, reorganization, or purchase.(FLAG) The investment risks associated with these securities may be considerably greater than those associated with common stocks of more established companies.

  HOW THE ADVISER SELECTS STOCKS

  In selecting investments the Adviser will consider various financial characteristics of the issuer of the shares of common stock, including historical sales and net income, and debt/equity and price/earnings ratios. The Adviser may also review research reports of broker-dealers and trade publications and may meet with management. The Adviser will give greater weight to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends, and foreign currency exchange values. Since the Fund's primary investment objective is to produce long-term capital appreciation, and current income is a secondary consideration in the selection of investments, a particular issuer's dividend history is not a primary consideration.

  (FLAG) Investors should be aware that since the major portion of the Fund's portfolio will normally be invested in common stocks, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. The Fund can provide no assurance that its primary objective will be realized or that any income will be earned. Nor can the Fund assure investors that the Fund's portfolio will not decline in value.

                      INVESTMENTS OTHER THAN COMMON STOCKS

  Except for temporary defensive purposes, the Fund intends to have at all times at least 70% of its investments in securities which the Fund's investment adviser believes offer opportunity for growth of capital. No minimum or maximum percentage of the Fund's assets is required to be invested in common stocks or any other type of security. When the Adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants, which are long-term rights to acquire common stocks. Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases.

                                CASH INSTRUMENTS

  Except for temporary defensive purposes, cash and money market instruments will be retained by the Fund only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities. While maintaining a temporary defensive position, the Fund may invest up to 100% of its assets in cash and money market instruments. The money market instruments in which the Fund may invest include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital in excess of $100,000,000 in value at the date of investment), and commercial paper, commercial paper master notes, and repurchase agreements.

  Commercial paper is short-term debt issued by well-established corporations. Since this debt is unsecured, the Fund will buy commercial paper only of companies that are very strong financially. The Adviser measures a company's strength by tracking the rating it has received from Standard & Poor's Corporation or Moody's Investors Service, Inc., rating agencies which analyze and grade companies on their ability to pay their debts. All commercial paper bought by the Fund must be rated A-1 by Standard & Poor's or P1 by Moody's.

  Commercial paper master notes differ from commercial paper in that they are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at variable rates of interest. The Adviser will also monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its assets in repurchase agreements with maturities of more than seven days.

                               FOREIGN SECURITIES

  The Fund may invest in foreign securities. It will limit to 15% of its assets investments in securities of foreign issuers traded on U.S. securities markets or in American Depository Receipts of foreign issuers. Such investments increase a portfolio's diversification and may enhance return.(FLAG) Such investments also involve risks which are in addition to the usual risks inherent in U.S. investments.

  In many foreign countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. Although the Fund intends to invest in securities of issuers residing in nations with stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage, or political or social instability which could affect investments in those nations.

                       TURNOVER RATE AND SELL DISCIPLINE


  The Fund does not intend to place emphasis on short-term trading profits, but, when circumstances warrant, securities will be purchased and sold without regard to the length of time held. The Adviser expects that the Fund's annual portfolio turnover rate will normally approximate 200%. A turnover rate of 200% would occur, for example, if the Fund replaced securities valued at 100% of its average total net assets twice within a one-year period. Turnover rate may vary considerably from year to year. (FLAG) Higher than normal turnover rate will increase transaction costs and may increase short-term capital gains, distributions of which will be considered ordinary income for federal income tax purposes.

  The Adviser may decide to sell a particular stock in the Fund portfolio for a variety of reasons:

 o         Deteriorating fundamentals
 o         Unrealistic expectations
 o         Forced displacement

  The policy of forced displacement is central to the sell discipline of the Adviser and is most indicative of the Adviser's stock selection process. When the Adviser discovers a company with great potential for growth, the Adviser sells a company in the Fund's portfolio with lesser appreciation potential and replaces it with the new company with greater potential.

                              INVESTMENT POLICIES

  Under certain circumstances the Fund may (a) invest in warrants (long-term rights to acquire stock), (b) temporarily borrow money from banks for emergency or extraordinary purposes, (c) pledge its assets to secure borrowings, and (d) purchase securities of other investment companies. All of the circumstances in which the Fund may engage in these activities are included in the Fund's Statement of Additional Information (to obtain a copy, call 1-800-656-3017 or 1-414-765-4124).


  The Board of Directors may not change the fundamental policies of the Fund without stockholder approval, but may change the Fund's investment objectives and other non-fundamental policies. The investment policies listed in the preceding paragraph are the only fundamental policies described in this prospectus. (FLAG) If there is a change in investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

                             MANAGEMENT OF THE FUND

                               ABOUT THE ADVISER


  The Board of Directors sets policies and oversees the management for the Fund. Under an investment advisory agreement (the "Agreement"), Friess Associates, Inc. (the "Adviser"), 115 East Snow King Avenue, P.O. Box 576, Jackson, Wyoming 83001, furnishes continuous investment advisory services and management to the Fund. In addition to the Fund, Friess Associates is the investment adviser to Brandywine Fund, Inc., another mutual Fund, and to individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974 and was incorporated in 1980; it is wholly owned by Foster S. Friess and Lynnette E. Friess, who are the sole directors and the sole officers of Friess Associates, Inc.

                              INVESTMENT DECISIONS

  The Adviser, supervises the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day to day management of the Fund. All investment decisions are made by a team of investment professionals representing the Adviser, any of whom may make recommendations subject to final approval of Foster S. Friess or another senior member of the Adviser's management team to whom he may delegate that authority. Mr. Friess has been President, Treasurer, and a director of both the Fund and Brandywine Fund, Inc. since their inceptions in 1990 and 1985, respectively. He is also President and Chairman of the Board of Friess Associates, Inc.

                                    EXPENSES

  The Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel. The Adviser pays the salaries and fees of all officers and directors of the Fund (except the fees paid to directors not employed by the Adviser). For its services the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Fund.

                FUND ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT


  Under a service agreement with the Fund, Fiduciary Management, Inc., Milwaukee, Wisconsin serves as the Fund's administrator and in this capacity is responsible for (a) calculating daily the Fund's net asset value, (b) recordkeeping and preparing financial statements, tax returns, and (c) reports required by the Securities and Exchange Commission. For these services, the Fund currently pays Fiduciary Management, Inc. an annual fee of $102,000. Firstar Mutual Fund Services, LLC of Milwaukee, Wisconsin serves as the Fund's transfer agent and is responsible for stockholder accounting and distributing dividends. Firstar Bank Milwaukee of Milwaukee, Wisconsin serves as the Fund's custodian and is responsible for holding the Fund's assets and settling all portfolio trades.

                            (FLAG) YEAR 2000


  The Fund is aware of the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four-digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Fund's business operations.


  The Fund has no application systems of its own and is entirely dependent on its service providers' systems and software. The Fund is working with its service providers (including its investment adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Fund cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Fund.

                          DETERMINING NET ASSET VALUE


  Since the Fund is a pure no-load fund, the share price for purchase or sale is equal to its net asset value or "NAV," calculated as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the New York Stock Exchange is open for business. To calculate the NAV, (a) the Fund's assets are valued and totaled; (b) liabilities, or debts, are subtracted; and (c) the balance, called net assets, is divided by the number of shares outstanding, that is, the number of shares currently owned by the stockholders.


NET ASSET VALUE =   TOTAL ASSETS - LIABILITIES
                    -----------------------------
                    NUMBER OF SHARES OUTSTANDING


  If the transfer agent, Firstar Mutual Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.

  The daily net asset value, or NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received that day had you sold your shares back to the Fund.

  The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "BrndywBlue" or "BrndywBl." The NASDAQ symbol is "BLUEX."

              ABOUT OUR MINIMUM REQUIREMENT FOR INITIAL INVESTMENT


  The Board of Directors has established $100,000 as the minimum initial investment, which is high compared to other mutual funds. The Fund is intended for investors with long term investment goals. It is not an appropriate investment vehicle for market timers who wish to jump in and out of the market. When the market goes through periods of rapid decline, these market timers will "head for the hills" and the Fund may need to liquidate assets to redeem their shares. This could be detrimental to the welfare of other stockholders. A high minimum investment relies on the commitment of long term investors while discouraging short term investors. The Fund reserves the right to accept or refuse any application.


  Employees, officers, and directors of the Fund or the Adviser or firms providing contractual services to the Fund, members of their immediate families (spouses, siblings, parents, children, and grandchildren), and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The officers of the Fund may, but are not required to, waive or lower the requirement for charitable organizations and employee benefit plans whose aggregate investment exceeds the Fund's minimum initial investment. The officers may also, but are not required to, waive or lower the requirement for spouses, parents, children, and grandchildren of stockholders under special circumstances, considering the additional shares to be an extension of the investment of the first stockholder.

                      INVESTING WITH BRANDYWINE BLUE FUND


  Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a stockholder.

                 HOW TO OPEN YOUR BRANDYWINE BLUE FUND ACCOUNT

1. Read this prospectus carefully.
2. Determine how much you want to invest.

MINIMUM INVESTMENTS ARE AS FOLLOWS:
TO OPEN A NEW ACCOUNT                $100,000
TO ADD TO AN EXISTING ACCOUNT          $1,000

3. Complete the appropriate parts of the purchase application at the back of this prospectus, carefully following the instructions. (Additional purchase applications may be obtained from the Fund.)

Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-800-656-3017 or 1-414-765-4124.

4. Complete the appropriate parts of the account privileges section of the application. By applying for privileges, such as telephone redemption, electronic transfer, and wire transfer now, you can avoid the delay and inconvenience later of having to file an additional request to add these privileges which would require a signature guarantee.

5. Make your check payable to Brandywine Blue Fund, Inc.

   All checks must be drawn on U.S. banks. Brandywine Blue Fund will not accept checks made payable to third parties.

   No cash will be accepted.


(FLAG) FIRSTAR MUTUAL FUND SERVICES, LLC WILL CHARGE A $25 FEE AGAINST A STOCKHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE STOCKHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

6. Send application and check to:

BY MAIL

   FOR U.S. POSTAL SERVICE:
   Brandywine Blue Fund, Inc.
   c/o Firstar Mutual Fund Services, LLC
   P. O. Box 701
   Milwaukee, WI 53201-0701

   FOR OVERNIGHT CARRIER:
   Brandywine Blue Fund, Inc.
   c/o Firstar Mutual Fund Services, LLC
   615 E. Michigan St., 3rd Floor
   Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT CARRIER TO THE POST OFFICE BOX
ADDRESS.


  The price per share will be the next determined per share net asset value after receipt of your application by Firstar Mutual Fund Services, LLC.

BY WIRE

  If you wish to open an account by wire, please call 1-800-656-3017 or 1-414-765-4124 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. Send a properly signed share purchase application marked "FOLLOW UP."

  THE FUND AND ITS TRANSFER AGENT ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS. APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY THE FUND AND ARE NOT BINDING UNTIL SO ACCEPTED.

   WIRE TO:
   Firstar Bank Milwaukee, N.A.
   777 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202
   ABA 075000022

   CREDIT:
   Firstar Mutual Fund Services, LLC
   Account 112-952-137

   FURTHER CREDIT:
   Brandywine Blue Fund, Inc.
   (stockholder account number)
   (stockholder registration)

OTHER

  Shares of the Fund may also be purchased through a registered broker-dealer who may charge the investor a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or Adviser.

  Employee benefit, profit-sharing, or retirement plans (such as 401(k) plans) may purchase shares of Common Stock through financial institutions or other service providers ("Processing Intermediaries") which may become stockholders of record of the shares and which may use procedures and impose restrictions in addition to or different from those which apply to stockholders who invest directly in the Fund.

  Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge is retained by the Processing Intermediary and is not remitted to the Fund or its Adviser. Program materials provided by the Processing Intermediary should be read by the individual in conjunction with this Prospectus before investing in such plans.

SHARE CERTIFICATES

  Shares are credited to your account and certificates are not issued unless you request them by writing to:

   Brandywine Blue Fund, Inc.
   c/o Firstar Mutual Fund Services, LLC
   P. O. Box 701
   Milwaukee, WI  53201-0701

                 HOW TO GET IN TOUCH WITH BRANDYWINE BLUE FUND

       If you have any questions, please call one of our Investor Service
                              Representatives at:
                               1-800-656-3017 or
                                 1-414-765-4124
                   Monday - Friday 8:00 a.m. - 7:00 p.m. CST

              HOW TO BUY ADDITIONAL SHARES IN BRANDYWINE BLUE FUND


  You may purchase additional shares (in amounts over $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions above. The Fund does not accept telephone orders for purchase of shares.

  Make your check payable to:
  Brandywine Blue Fund, Inc.

  All checks must be drawn on U.S. banks. Brandywine Blue Fund will not accept checks made payable to third parties.

  No cash will be accepted.

NOTE:


  If you buy or sell Fund shares through a registered broker-dealer, the broker-dealer may charge you a service fee, no part of which is returned to the Fund. The stockholder will receive the net asset value next calculated after the broker-dealer receives the purchase or redemption order.


  In the case of an account established through a plan with a Processing Intermediary, additional shares of Common Stock may be purchased by the plan through the Processing Intermediary without regard to the Fund's minimum subsequent purchase amounts.

                   HOW TO SELL SHARES IN BRANDYWINE BLUE FUND

IMPORTANT TAX NOTE:

  ANY SALE OR EXCHANGE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE.

  You may sell (redeem) some or all of your shares at any time during normal business hours. IF YOU HOLD THE CERTIFICATES FOR YOUR SHARES, YOU MUST RETURN THE CERTIFICATES, PROPERLY ENDORSED, WITH OR BEFORE YOUR REDEMPTION REQUEST.

  YOU WILL NEED TO ASSEMBLE THE FOLLOWING INFORMATION:

   o  the account number(s)
   o  the amount of money or number of shares being redeemed
   o  the names on the account
   o  your daytime phone number
   o the signature(s) of all registered account owners, if you plan to request a redemption in writing
   o a signature guarantee is also required under special circumstances, including...
      1. If you wish the check to be sent to an address or person other than as registered with the Fund.
      2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.
   o additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Contact the Fund's transfer agent, Firstar Mutual Fund Services, LLC, in advance at 1-800-656-3017 or 1-414-765-4124.

TO OBTAIN A SIGNATURE GUARANTEE


  A signature guarantee assures that a signature is genuine. It protects stockholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, trust companies, a member firm of the New York Stock Exchange or other national securities exchange. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.

SEND A LETTER OF INSTRUCTION

  Include with your letter the necessary information you have already assembled.

THE PRICE YOU WILL RECEIVE FOR YOUR SHARES


  The redemption price per share is the next determined net asset value after Firstar Mutual Fund Services, LLC, the Fund's transfer agent, receives your written request in proper form with all the required information.

BY MAIL

   FIRST-CLASS MAIL TO:
   Brandywine Blue Fund, Inc.
   c/o Firstar Mutual Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

   OVERNIGHT OR REGISTERED MAIL TO:
   Brandywine Blue Fund, Inc.
   c/o Firstar Mutual Fund Services, LLC
   615 E. Michigan St., 3rd Floor
   Milwaukee, WI 53202-5207

  PLEASE DO NOT MAIL LETTERS BY OVERNIGHT CARRIER TO THE POST OFFICE BOX
ADDRESS.

BY TELEPHONE


  You must instruct Firstar Mutual Fund Services, LLC, in writing, that you wish to be able to make telephone redemptions, before you can redeem by telephone.

   With this option, you just...

   Call Firstar Mutual Fund Services, LLC at 1-800-656-3017 or
1-414-765-4124.

   PLEASE DO NOT CALL THE FUND'S ADVISER.


  REDEMPTION BY TELEPHONE IS NOT AVAILABLE FOR IRA ACCOUNTS OR WHEN SHARE CERTIFICATES HAVE BEEN ISSUED FOR AN ACCOUNT. FOR MORE INFORMATION ON TELEPHONE REDEMPTIONS, PLEASE USE THE SECTION ENTITLED "ACCOUNT SERVICES AND POLICIES" ON PAGE 19.

   THROUGH PROCESSING INTERMEDIARIES


  If your shares are held by a Processing Intermediary, you must redeem your shares through the Processing Intermediary. Contact the Processing Intermediaries for instructions on how to do so.

AUTOMATICALLY


  The Systematic Withdrawal Plan option may be activated if you have a minimum of $100,000 in your Fund account. This option allows you to redeem a specific dollar amount from your account on a regular basis. You may vary the amount or frequency of withdrawal payments or temporarily discontinue them. For more information or to request the appropriate form, please call Firstar Mutual Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124.

                         PAYMENT OF REDEMPTION PROCEEDS

A CHECK WILL BE MAILED TO YOU


  A check in payment for your redeemed shares will be mailed to you at your address of record no later than the seventh day after Firstar Mutual Fund Services, LLC receives your valid request.

  Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days for local personal or corporate checks and up to 7 days for other personal or corporate checks.


  If you redeem by telephone, Firstar Mutual Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through Processing Intermediaries, you will receive your redemption proceeds in accordance with the procedures established by the Processing Intermediary.

ELECTRONIC TRANSFERS

  If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 3 business days to reach the stockholder's bank account. There is no fee for this option.

BY WIRE


  If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, Firstar Mutual Fund Services, LLC, currently charges a $12 fee for each wire, which is deducted from the stockholder's account.

                             HOW TO EXCHANGE SHARES

  You may exchange shares in Brandywine Blue Fund for shares in Brandywine
Fund, another mutual fund managed by the Adviser, providing the shares exchanged have a value of at least $25,000, the minimum required by that Fund. Before exchanging your shares, you should first obtain and carefully read the prospectus for Brandywine Fund and you should consider the tax consequences if yours is a taxable account.

IMPORTANT TAX NOTE:

  WHEN YOU EXCHANGE SHARES OF BRANDYWINE BLUE FUND FOR SHARES OF BRANDYWINE FUND, YOU ARE SELLING YOUR SHARES OF BRANDYWINE BLUE FUND AND BUYING SHARES OF BRANDYWINE FUND. FOR FEDERAL INCOME TAX PURPOSES, SUCH AN EXCHANGE IS A TAXABLE EVENT IN WHICH YOU MAY REALIZE A CAPITAL GAIN OR LOSS. BEFORE MAKING AN EXCHANGE REQUEST, YOU SHOULD CONSULT A TAX OR OTHER FINANCIAL ADVISER TO DETERMINE THE TAX CONSEQUENCES. (This concern does not apply to IRA or other tax exempt accounts.)

  To exchange shares, send your written request along with a completed share purchase application for Brandywine Fund (found at the back of its prospectus) to:

   Brandywine Blue Fund, Inc.
   c/o Firstar Mutual Fund Services, LLC
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

   YOU MUST INCLUDE:
   Account name
   Account number
   Amount or number of shares of Brandywine Blue Fund to be exchanged

  The registration (both name and address) of the account from which the exchange is being made and the account to which the exchange is being made must be identical. The signatures of all registered account owners are required.


  At the present time there are no limitations on the number of exchanges a stockholder can make, and no exchange fee is currently imposed by the Fund on exchanges. THE FUND DOES NOT PERMIT TELEPHONE EXCHANGES.

                       DIVIDEND AND DISTRIBUTION OPTIONS

  The Fund distributes annually all of its net earnings in the form of dividends and capital gains as distributions. Most investors have their dividends and capital gains distributions reinvested in additional shares of the Fund. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUND AT 1-800-656-3017 OR 1-414-765-4124.

  You can receive distributions of dividends and capital gains in two ways:

1. REINVESTMENT

  Dividends and capital gains are automatically reinvested in additional shares of the Fund, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price following each reinvestment. The value of shares reinvested is added to the basis of your total investment for tax purposes.

2. DIVIDENDS AND CAPITAL GAINS IN CASH

  Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES


  As long as the Fund meets the requirements for being a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to the stockholders. However, distributions stockholders receive from the Fund, whether reinvested in additional shares of the Fund or taken as cash, are taxable in all accounts except tax-exempt accounts.


  Income dividends paid to stockholders come from the dividends that the Fund earns from its holdings as well as interest it receives from its cash investments, less expenses, and are taxed at ordinary income rates. Capital gains are realized whenever the Fund sells securities for higher prices than it paid for them. These capital gains are either short term or long term depending on how long the Fund held the securities. Distributions to stockholders of short term capital gains are taxed at ordinary income rates and distributions of long term capital gains are taxed as long term capital gains.

  THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUND'S FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.


  In January, the Fund will mail you a Form 1099-DIV detailing your income dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

  (FLAG)Even if you buy shares shortly before or on the "record date," the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution, which for a taxable investor may seem an unfair burden on money just invested since it did not participate in the generation of this distribution. However, offsetting this burden, your future tax liability will be reduced by this same amount. In any case, you may wish to consider the Fund's record date before investing.

                      STOCKHOLDER STATEMENTS AND REPORTS

  To help you keep accurate records, we will send you a confirmation immediately following each transaction you make.

  In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099-DIV information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.


  Four times a year, the Adviser will send you a report of the Fund's operations. These comprehensive reports include an assessment of the Fund's performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Fund's holdings, and other items of interest. The Adviser will also provide interim letters to update stockholders about important matters.

                            PERFORMANCE INFORMATION


  The Fund's average annual compounded rate of return is the rate of return which, if applied to an initial investment in the Fund at the beginning of a stated period and compounded annually over the period, would result in the redeemable value of the investment in the Fund at the end of the stated period. The calculation assumes reinvestment of all dividends and distributions and reflects the effect of all transaction costs and recurring fees such as management fees and operating expenses, but it ignores individual income tax consequences to stockholders. The performance of the S&P 500 Index does not take into consideration any transaction costs, expenses or taxes. The following chart shows growth of the Fund since its inception, adjusted to December year ends, through the fiscal year ending September 30, 1998.

                               YEARLY PERFORMANCE
                     FOR THE PERIOD 1-10-91 THROUGH 9-30-98

                      NASDAQ IND.     RUSSELL 2000    S&P 500       YOUR FUND
1991                      69.9            48.9          36.9           40.1
1992                       8.4            16.4           7.6           13.1
1993                      11.2              17          10.1           27.2
1994                      -6.5            -3.2           1.3            2.3
1995                        28            26.2          37.5           32.4
1996                      15.0            14.8            23           23.2
1997                        10            20.5          33.3           19.3
1998                     -15.5           -16.8           6.0          -16.7

                                 VALUE OF
                                 $100,000            CUMULATIVE
            DECEMBER 31         INVESTMENT            % CHANGE
           -------------       -------------       -------------
               1991             $140,009             +   40.0%
               1992              158,390             +    58.4
               1993              201,473             +   101.5
               1994              206,135             +   106.1
               1995              272,775             +   172.8
               1996              336,144             +   236.1
               1997              400,854             +   300.9

  The table on the left shows by CALENDAR YEAR the value of an assumed initial investment of $100,000 made on January 10, 1991 through December 31, 1997, assuming reinvestment of all dividends and distributions.

  These performance results are historical and should not be considered indicative of the future performance of the Fund. An investment in the Fund will fluctuate in value, and at redemption its value may be more or less than the initial investment.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


  A financial crisis in Asia that had a widespread effect on economies around the world impacted the Fund's performance for the fiscal year ending September 30, 1998.


  The Adviser purchased stocks in accordance with the investment philosophy described under "Investment Objectives and Policies" by buying rapidly growing companies that should exceed general earnings expectations at modest price-to-earnings ratios. In December, however, the Adviser recognized that the earnings of many companies held in the Fund, particularly those in the semiconductor and oil-service industries, would be adversely affected by the situation developing in Asia. These issues were sold to avoid declines in value.


  In the months that followed, approximately 80 percent of the stocks sold declined, about half of them by 40 to 90 percent. The Fund decreased 11.8 percent in the December quarter, following a 19.9 percent gain in the September quarter of 1997, the prior fiscal year's closing quarter.


  Replacement holdings that met the criteria of the Adviser's investment strategy were initially difficult to isolate. They were either below the Adviser's growth criteria, selling at price-to-earings ratios deemed too high or about to experience earnings disappointments. Wall Street analysts' expectations in January that the average S&P 500 company's earnings would grow 10, 13 and 15 percent in the first three quarters of 1998 subsequently fell to near zero.


  Although the Adviser was correct in assessing deteriorating earnings, the market was generally strong in the March quarter, as other investments did not perceive these earnings shortfalls until after the quarter's end. The U.S. Treasury later reported an unprecedented $129 billion flow of foreign capital into U.S. equity markets in this single quarter, exceeding annual totals for 1994, 1995 and 1996 combined.


  These large foreign capital inflows helped push well-known big-cap stocks to new highs, which coupled with significant moves by "conceptual" stocks with little or no earnings, such as internet companies, propelled the market indices higher. This unusual environment disadvantaged the Fund, as both these categories are well outside the Adviser's strict discipline.


  The Fund's cash level, reaching as high as 78 percent during the transition, prevented the Fund from participating in much of the March quarter. It grew 3.5 percent, as the average Morningstar mid-cap fund grew 12.9 percent and the S&P soared 13.5 percent.


  The Adviser sought companies that would either benefit from, or at least not be negatively affected by, Asia's troubles. The Fund added consumer-oriented stocks such as retail-apparel, financial-services and transportation companies because of the benefits U.S. consumers would enjoy from lower oil prices and interest rates.


  In the March quarter, the Fund bought $265 million in stocks and continued buying after quarter end, reducing the cash position to approximately 7 percent by the end of April. As a result, the Fund performed more in line with indices that are often used as benchmarks for the Fund in the June and September quarters.



  From March 31 to September 30, the Fund retraced 19.5 percent; the average Morningstar mid-cap fund fell 16.9 percent; and the Russell 2000 and Nasdaq Industrials dropped 24.4 and 24.3 percent, respectively. The S&P 500 and Nasdaq Composite, which are impacted by significantly larger companies, both fell more than 7 percent.


  The more "narrow" market during the year was another influence on the Fund's performance. Investors generally sought larger, more well-known companies, which are not typically held in the Fund because of their slower growth and higher price-to-earnings ratios.


  The most exaggerated example of this trend was the eight months ended August 31, during which the top 20 companies in the Nasdaq Composite grew 26 percent compared to the other 5,000 plus companies in the Nasdaq Composite, which declined 19 percent. This phenomenon, which can be attributed to concerns triggered by Asia, also negatively impacted the Fund.


  The unwinding of Long Term Capital, a hedge fund that borrowed an estimated $50 for each $1 of its $3 billion in invested capital, created selling pressure in stocks in the September quarter. That fund and others like it sold stocks irrespective of individual-company fundamentals. They did so to raise capital to cover losses from derivatives and other financial instruments after a shift in the value of the U.S. dollar versus the Russian ruble and Japanese yen, among other factors, pushed many hedge funds to the brink of collapse.


  Fiscal 1998 represents the first time in the Fund's history that it has significantly trailed the S&P 500 index, which gained 9 percent in the 12 months ended September 30. The Russell 2000 declined 19 percent and the Nasdaq Industrials fell 25 percent. The Fund backtracked 26.5 percent. Although a large percentage of the Fund's assets are not represented by the Nasdaq Industrials, the index does provide a proxy for what smaller companies experienced.


  The Fund is also a component of the Investor's Business Daily Mutual Fund Index, which declined 12.6 percent in the 12 months ended September 30. Despite the 9 percent gain in the S&P 500, 17 of these 23 funds declined.


  As the September fiscal year came to a close, more observers adjusted to the realities of slower growth and recognized that the disparity between smaller-cap stocks and larger-cap stocks could finally be coming to a conclusion. The dramatic outperformance for the S&P 500 relative to the Russell 2000 that began in the middle of 1996 could be showing signs of reversal in the final weeks of the September quarter.


  A significant factor contributing to the Fund's lag relative to the S&P 500 Index is a performance divergence of historic proportion between smaller companies, measured by the Russell 2000, and larger companies, measured by the S&P 500. From July 15, 1996, through September 30, 1998, there has emerged an almost 50 percentage point under performance by smaller companies, which history strongly suggests will be reversed.

               COMPARISON OF CHANGE IN VALUE OF $100,000 INVESTMENT IN BRANDYWINE BLUE FUND, S&P 500 INDEX(1)<F9>, NASDAQ INDUSTRIALS INDEX(2)<F10>
                          AND RUSSEL 2000 INDEX(3)<F11>

                          AVERAGE ANNUAL TOTAL RETURN
                         1-YEAR                       -26.5%
                         5-YEAR                       +10.7%
                         SINCE INCEPTION 1/10/91*<F8> +16.9%

                             *<F8>  INCEPTION DATE


              BRANDYWINE      S&P 500          NASDAQ         RUSSELL
    DATE      BLUE FUND        INDEX     INDUSTRIALS INDEX  2000 INDEX
   1/10/91     $100,000      $100,000        $100,000        $100,000
   9/30/91     $130,800      $125,100        $149,900        $143,900
   9/30/92     $136,032      $138,986        $157,695        $156,851
   9/30/93     $200,783      $157,054        $198,222        $208,769
   9/30/94     $206,405      $162,708        $197,628        $211,900
   9/30/95     $294,747      $211,195        $249,604        $261,485
   9/30/96     $320,979      $254,279        $281,553        $295,739
   9/30/97     $454,506      $357,771        $349,689        $393,925
   9/30/98     $333,880      $390,507        $262,267        $319,000


 (1)<F9> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time. The Standard & Poor's 500 Index assumes reinvestment of dividends.


 (2)<F10> The NASDAQ Industrial Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the industrial sector. The index was developed with a base value of 100 as of February 5, 1971 and does not include income.


 (3)<F11> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company and assumes reinvestment of income.

                         ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION


   We offer a 24-hour a day stockholders service. Just call 1-800-656-3017 or 1-414-765-4124 for an update on your account balance or latest share prices. The Voice Response Unit (VRU) will guide you to your desired information. Remember to have your account number handy.

WEB SITE

  Visit Brandywine Blue Fund's site on the World Wide Web at www.brandywinefunds.com.

ACCOUNT MINIMUMS


  The Fund reserves the right to redeem the shares held in any account, other than an IRA, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The stockholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE TRANSACTIONS

  It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.


  Neither the Fund nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.


  Procedures for telephone redemptions may be modified or terminated at any time by the Fund or its transfer agent, Firstar Mutual Fund Services, LLC.

  The Fund reserves the right to refuse a telephone redemption request if it is believed advisable to do so.

ADDRESS CHANGES


  To change the address on your account, call Firstar Mutual Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. Any written redemption requests received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY SUSPENSION OF SERVICES

  The Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                       (BRANDYWINE BLUE FUND, INC.)

                             PURCHASE APPLICATION
    ---  This is a follow-up application to an investment by wire transfer.

Mail to:
        Brandywine Blue Fund, Inc.
        c/o Mutual Fund Services, LLC
        P.O. Box 701
        Milwaukee, WI 53201-0701

Overnight Express Mail to:
        Brandywine Blue Fund, Inc.
        c/o Firstar Mutual Fund Services, LLC
        615 E. Michigan St., 3rd Floor
        Milwaukee, WI 53202-5207

Use this form for individual, custodial, trust, profit-sharing or pension plan accounts. For any additional information please call Brandywine Blue Fund, Inc. at 1-800-656-3017 or 1-414-765-4124.

------------------------------------------------------------------------------

A. INVESTMENT Please indicate the amount you wish to invest $ ----------- ($100,000 MINIMUM)

--- By check enclosed payable to Brandywine Blue Fund, Inc. Amount $ --------- --- By wire (call first): 1-800-656-3017 or 1-414-765-4124 to set up account.
Indicate total amount and date of wire $ ---------------  Date ---------------

------------------------------------------------------------------------------

B. REGISTRATION
---  Individual


----------------------  -----------------  Citizen of  --- U.S. --- Other
NAME                    SOCIAL SECURITY #

-------------------
BIRTHDATE
(Mo/Dy/Yr)

---  Joint Owner*<F12> (cannot be a minor)


----------------------  -----------------  Citizen of  --- U.S. --- Other
NAME                    SOCIAL SECURITY #

-------------------
BIRTHDATE
(Mo/Dy/Yr)

*<F12>Registration will be Joint Tenancy with Rights of Survivorship (JTWROS) unless otherwise specified.

---  Gift to Minors

------------------------------------------   ----   --------------------------
CUSTODIAN'S FIRST NAME (ONLY ONE PERMITTED)  M.I.   LAST NAME

---------------------------------------   ----   -----------------------------
MINOR'S FIRST NAME (ONLY ONE PERMITTED)    M.I.  LAST NAME

--------------------------   ----------------------------   ------------------
MINOR'S SOCIAL SECURITY #    MINOR'S BIRTHDATE (Mo/Dy/Yr)   STATE OF RESIDENCE

--- Corporation**<F13> (including Corporate Pension Plans),**<F13> Trust, Estate or Guardianship ***<F14>

------------------------------------------------------------------------------
NAME OF TRUSTEE(S) (IF TO BE INCLUDED IN REGISTRATION)***<F14>

---  Partnership***<F14>

------------------------------------------------------------------------------
NAME OF TRUST/CORPORATION**<F13>/PARTNERSHIP

---  Other Entity***<F14>

----------------------------------------   -----------------------------------
SOCIAL SECURITY #/TAX ID #                 DATE OF AGREEMENT (Mo/Dy/Yr)

**<F13>Corporate Resolution is required. ***<F14>Additional documentation and certification may be requested.

------------------------------------------------------------------------------

C. MAILING ADDRESS

--------------------------------------   -------------------------------------
STREET                                   APT/SUITE

--------------------------------------   -------   ---------------------------
CITY                                      STATE    ZIP

---------------------------------------   ------------------------------------
   DAYTIME PHONE #                         EVENING PHONE #

---  Duplicate Confirmation to:

------------------------------   ----   --------------------------------------
FIRST NAME                       M.I.   LAST NAME

--------------------------------------   -------------------------------------
STREET                                   APT/SUITE

--------------------------------------   -------   ---------------------------
CITY                                      STATE    ZIP

------------------------------------------------------------------------------

D. DISTRIBUTION OPTIONS
Capital gains & dividends will be reinvested if no option is selected.

      --- Capital Gains & Dividends Reinvested

      --- Capital Gains & Dividends in Cash

      If the distribution is to be paid in cash, specify payment method below:
      ---  Send check to mailing address in Section C.
      --- Automatic deposit to my bank account via Electronic Funds Transfer ("EFT"). May take up to 3 business days to reach your bank account (complete bank information following).

Your signed Application must be received at least 15 business days prior to initial transaction.
An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

----------------------------------   -----------------------------------------
BANK NAME                            ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

------------------------------------------------------------------------------

E. TELEPHONE REDEMPTION OPTIONS
   (800) 656-3017 OR
   (414) 765-4124

 Your signed Application must be received at least 15 business days prior to initial transaction.

 An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

I (we) authorize Brandywine Blue Fund, Inc., to act upon my (our) telephone instructions to redeem shares from this account. Please check all that may apply.
---  The proceeds will be mailed to the address in Section C.
---  By wire. The proceeds of any redemption may be wired to your bank

(complete bank information below). A wire fee of $12.00 will be charged.
--- By EFT. Proceeds generally take up to 3 business days to reach your bank (complete bank information below).

------------------------------------   ---------------------------------------
NAME(S) ON BANK ACCOUNT                ABA NUMBER 0R ROUNTING NUMBER

------------------------------------   ---------------------------------------
BANK NAME                              ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

------------------------------------------------------------------------------

F. SYSTEMATIC WITHDRAWALS

I would like to withdraw from Brandywine Blue Fund, Inc. $ -------- (no minimum) as follows:
--- I would like to have payments made to me on or about the ----- day of each month, or
--- I would like to have payments made to me on or about the ----- day of the months that I have circled below:

Jan.  Feb.  Mar.  Apr.  May  June  July  Aug.  Sept.  Oct.  Nov.  Dec.

--- To have payments automatically deposited to your bank account. Complete bank account information below. (A check will be mailed to the address in Section C if this box is not checked.)

------------------------------------------------------------------------------
NAME(S) ON BANK ACCOUNT

---------------------------------------   ------------------------------------
BANK NAME                                 ACCOUNT NUMBER

------------------------------------------------------------------------------
BANK ADDRESS
To ensure proper crediting of your bank account, please attach a voided check or a deposit slip.

------------------------------------------------------------------------------

G. SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE

Neither the Fund nor its transfer agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed.

By selecting the options in Section (E or F), I hereby authorize the Fund to initiate credits to my account at the bank indicated and for the bank to credit the same to such account through the Automated Clearing House ("ACH") system.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

----------------------------   -----------------------------------------------
DATE (Mo/Dy/Yr)                SIGNATURE OF OWNER*<F15>

----------------------------   -----------------------------------------------
DATE (Mo/Dy/Yr)                SIGNATURE OF CO-OWNER, if any

*<F15>If shares are to be registered in (1) joint names, both persons should sign, (2) a custodian for a minor, the custodian should sign, (3) a trust, the trustee(s) should sign, or (4) a corporation or other entity, an officer should sign and print name and title on space provided below.

------------------------------------------------------------------------------
PRINT NAME AND TITLE OF OFFICER SIGNING FOR A CORPORATION OR OTHER ENTITY


                                  TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                             Firstar Bank Milwaukee
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202



STATEMENT OF ADDITIONAL INFORMATION                            November 30, 1998
-----------------------------------



                           BRANDYWINE BLUE FUND, INC.
                                3908 Kennett Pike
                           Greenville, Delaware 19807



          This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Brandywine Blue Fund, Inc. dated November 30, 1998. Requests for copies of the prospectus should be made in writing to Brandywine Blue Fund, Inc., P.O. Box 4166, Greenville, Delaware, 19807, Attention: Corporate Secretary, Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling (800) 656-3017.

                           BRANDYWINE BLUE FUND, INC.

                                Table of Contents

                                                                        Page No.

INVESTMENT RESTRICTIONS ...................................................    1

DIRECTORS AND OFFICERS OF THE FUND ........................................    3


PRINCIPAL STOCKHOLDERS ....................................................    7

INVESTMENT ADVISER ........................................................    7

SERVICE AGREEMENT .........................................................    9

DETERMINATION OF NET ASSET VALUE AND PERFORMANCE ..........................    9

PURCHASE OF SHARES ........................................................   10

SYSTEMATIC WITHDRAWAL PLAN ................................................   10

ALLOCATION OF PORTFOLIO BROKERAGE .........................................   11

CUSTODIAN .................................................................   12

TAXES .....................................................................   12

STOCKHOLDER MEETINGS ......................................................   13

INDEPENDENT ACCOUNTANTS ...................................................   14

FINANCIAL STATEMENTS ......................................................   15

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated November 30, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by Brandywine Blue Fund, Inc.


          This Statement of Additional Information does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS


          As set forth in the prospectus dated November 30, 1998 of Brandywine Blue Fund, Inc. (the "Fund") under the caption "Investment Objective and Policies", the primary investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks. Current income is a secondary consideration. Consistent with its investment objectives, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.


          1. The Fund will not purchase warrants, purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.

          2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund's net assets. The Fund will not purchase securities while it has any outstanding borrowings.

          3. The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund's total assets) and will not lend its portfolio securities.

          4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

          5. The Fund will not make investments for the purpose of exercising control or management of any company.

          6. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including
receivables),  U.S.  Government  Securities,   securities  of  other  investment
companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

          7. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

          8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

          9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

          10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

          11. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

          12. The Fund will not purchase or sell real estate or real estate mortgage loans.

          13. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

          The following investment limitation is not fundamental and may be changed without stockholder approval.

          1. The Fund will not invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years, and equity securities of issuers which are not readily marketable, if by reason thereof the value of its aggregate investment in such securities would exceed 5% of its total assets.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of the Fund's assets will not constitute a violation of that restriction.

Portfolio Turnover

          The Fund's portfolio turnover rate for fiscal 1998 increased over the 1997 rate because the Fund took a temporary defensive position in fiscal 1998 and liquidated a substantial portion of its portfolio.

                       DIRECTORS AND OFFICERS OF THE FUND

          The name, address, principal occupations during the past five years and other information with respect to each of the directors and officers of the Fund are as follows:

FOSTER S. FRIESS*

115 East Snow King Avenue
P. O. Box 576
Jackson, Wyoming

(PRESIDENT, TREASURER AND A
 DIRECTOR OF THE FUND)


          Mr. Friess, age 58, has served as President, Treasurer and a director of both the Fund and Brandywine Fund, Inc. since their inceptions in 1990 and 1985, respectively. He is also President and Chairman of the Board of Friess Associates, Inc., an investment advisory firm which he co-founded in 1974 with his wife, Lynnette E. Friess. Friess Associates, Inc. has been the investment adviser of Brandywine Fund, Inc. since its inception and is the investment adviser of the Fund. Mr. Friess has been a Chartered Financial Analyst since 1970. He is currently Chairman of the Life Enrichment Foundation, Wilmington, Delaware. He is also a member of the Advisory Council of the Royal Swedish Academy of Sciences and sits on the Board of Advisers for the John Templeton Foundation.


STIG RAMEL

Resedavagen 8
171732 Solna
Sweden

(DIRECTOR)


          Mr. Ramel, age 71, who is now retired, served as President of the Nobel Foundation from 1972 to 1992 and was thereafter appointed by the Swedish Government as Chairman of Fond 92-94, a nonprofit organization with the responsibility of financing scientific research institutions. He is a member of the Royal Swedish Academy of Sciences. Mr. Ramel also has served as a director of Brandywine Fund, Inc. since it was founded in 1985.

JOHN E. BURRIS

5th and McColley Street
Milford, Delaware

(DIRECTOR)


          Mr. Burris, age 78, is Chairman of Burris Foods, Inc. He is a trustee of the University of Delaware and a former member of the Board of Directors of Wilmington Trust Company. He is a member of the board of directors of Milford Memorial Hospital and is a member of the Private Industry Council for the State of Delaware. He also has served as a director of Brandywine Fund, Inc. since it was founded in 1985.


WILLIAM F. D'ALONZO

3908 Kennett Pike
Greenville, Delaware

(VICE PRESIDENT)

          Mr. D'Alonzo, age 43, has been an analyst for Friess Associates, Inc. since 1981. He also has served as a Vice President of Brandywine Fund, Inc. since April, 1990.


 JOHN D. FRASER


3908 Kennett Pike
Greenville, Delaware

(VICE PRESIDENT)


          Mr. Fraser, age 39, has been an analyst for Friess Associates, Inc. since 1996. From 1985 to 1996, he also served as a Vice President of Credit Suisse First Boston. Since May, 1998, he has served as a Vice President of the Fund and as a Vice President of Brandywine Fund.


CARL S. GATES

3908 Kennett Pike
Greenville, Delaware

(VICE PRESIDENT)


          Mr. Gates, age 66, has been an analyst for Friess Associates, Inc. since 1988. He has served as a Vice President of both the Fund and Brandywine Fund, Inc. since April, 1994.

ANDREW T. GRAVES

3908 Kennett Pike
Greenville, Delaware

(VICE PRESIDENT)

          Mr. Graves, age 33, has been an analyst for Friess Associates, Inc. since 1991. Since May, 1998, he has served as a Vice President of the Fund and as a Vice President of Brandywine Fund.


DAVID T. HARRINGTON

3908 Kennett Pike
Greenville, Delaware

(VICE PRESIDENT)

          Mr. Harrington, age 36, has been an analyst for Friess Associates, Inc. since 1991. Since May, 1998, he has served as a Vice President of the Fund and as a Vice President of Brandywine Fund.

JOHN P. RAGARD

3908 Kennett Pike
Greenville, Delaware

(VICE PRESIDENT)

          Mr. Ragard, age 44, has been an analyst for Friess Associates, Inc. since 1993. Since May, 1998, he has served as a Vice President of the Fund and as a Vice President of Brandywine Fund.


PAUL R. ROBINSON

3908 Kennett Pike
Greenville, Delaware

(VICE PRESIDENT AND ASSISTANT SECRETARY)


          Mr. Robinson, age 75, has been a consultant for Friess Associates, Inc. since June, 1985. He also has served as a Vice President of Brandywine Fund, Inc. since April, 1990 and as Assistant Secretary of Brandywine Fund, Inc. since April, 1987.

LYNDA J. CAMPBELL

3908 Kennett Pike
Greenville, Delaware


(VICE PRESIDENT AND SECRETARY)

          Ms. Campbell, age 53, has served as Vice President of the Fund since May, 1998 and as Secretary since the Fund's inception in 1989. Ms. Campbell has served as Vice President of Brandywine Fund since May, 1998 and as Secretary of Brandywine Fund, Inc. since December, 1989. She is also an employee of Friess Associates, Inc. and has been employed in various capacities with such firm since December, 1985.


------------------

* Mr. Friess is the only director who is an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.


          During the fiscal year ended September 30, 1998, the Fund paid $2,000 in director's fees to the Fund's disinterested directors. The Fund's standard method of compensating directors is to pay each disinterested director an annual fee of $1,000. The Fund also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

          The table below sets forth the compensation paid by the Fund and Brandywine Fund to each of the directors of the Fund during the fiscal year ended September 30, 1998:


                               COMPENSATION TABLE


                                              Pension or                               Total
                                              Retirement                           Compensation
                               Aggregate   Benefits Accrued    Estimated Annual   from Fund  and
                             Compensation   As Part of Fund      Benefits Upon     Fund Complex
    Name of Person             From Fund       Expenses           Retirement     Paid to Directors
    --------------             ---------       --------           ----------     -----------------
Foster S. Friess                  $0              $0                  $0                $0
Stig Ramel                      $1,000            $0                  $0              $11,000*
John E. Burris                  $1,000            $0                  $0              $11,000*


---------------
*  Includes compensation paid for services as a director of Brandywine Fund.



                             PRINCIPAL STOCKHOLDERS


          At October 31, 1998, all officers and directors of the Fund as a group (11 persons) beneficially owned 1,137,238 shares of Common Stock, or 7.24% of the then outstanding shares. At such date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94111, owned of record 1,543,887 shares of the Fund's Common Stock, or 9.83% of the then outstanding shares; National Financial Services Corp., Church Street Station, P.O. Box 3908, New York, New York 10068, owned of record 1,264,298 shares of the Fund's Common Stock, or 8.05% of the then outstanding shares, and Foster S. Friess, P.O. Box 4166, Greenville, Delaware 19807, owned 1,059,622 shares of the Fund's Common Stock, or 6.74% of the then outstanding shares, of which 1,044,622 shares are held as trustee. All of the shares owned by Charles Schwab & Co., Inc. and National Financial Services Corp. were owned of record only.


                               INVESTMENT ADVISER

          As set forth in the Prospectus under the caption "Management of the Fund" the investment adviser to the Fund is Friess Associates, Inc. (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Agreement") the Adviser furnishes continuous investment advisory services and management to the Fund. During the fiscal years ended September 30, 1998, 1997 and 1996, the Fund paid the Adviser fees of $5,424,730, $4,414,637 and $2,563,756 , respectively.

          The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. During the fiscal years ended September 30, 1998, 1997 and 1996, such expenses included $2,620, $1,775 and $9,450 , respectively, in administrative services performed by the Adviser. The Fund will also pay the fees of directors who are not interested persons of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.

          The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Common Stock is qualified for sale. As of the date hereof, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily agreed to reimburse the Fund for any such expenses incurred in excess of 2% of average net assets. No reimbursement was required during the fiscal years ended September 30, 1998, 1997 and 1996.


          The Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

          The Agreement provides that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                SERVICE AGREEMENT


          As described in the Fund's prospectus under the caption "Management of the Fund," the Fund and Fiduciary Management, Inc., Milwaukee, Wisconsin, have entered into a Service Agreement pursuant to which certain accounting and record keeping services will be performed for the Fund by Fiduciary Management, Inc. For its services the Fund currently pays Fiduciary Management, Inc. ("FMI") an annual fee of $102,000 and varying fees for blue sky filing services. For the fiscal years ended September 30, 1998, 1997 and 1996, the annual fees were $102,000, $85,000 and $70,000, respectively. The total fees (i.e., annual and blue sky fees) paid pursuant to the Service Agreement for the fiscal years ended September 30, 1998, 1997 and 1996 were $108,800, $91,800 and $70,000, respectively. The Service Agreement may be terminated at any time by either the Fund or FMI upon 90 days written notice. The Service Agreement provides that FMI shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. FMI performs similar services for other investment companies.


                DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

          As set forth in the Prospectus under the caption "Determination of Net Asset Value" the net asset value of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

          Securities traded on any national stock exchange or quoted on the NASDAQ National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other securities will be valued at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors. Odd lot differentials and brokerage commissions will be excluded in calculating values.


          Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during that period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical stockholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a stockholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.


          The foregoing computation may also be expressed by the following formula:
                                        n
                                  P(1+T)  =  ERV

                     P   =   a hypothetical initial payment of $1,000

                     T   =   average annual total return

                     n   =   number of years

                  ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

                               PURCHASE OF SHARES

          The Fund has adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of the Fund has a beneficial interest.

                           SYSTEMATIC WITHDRAWAL PLAN


          A stockholder who owns Fund shares worth at least $100,000 at the current net asset value may, by completing an application which may be obtained from Firstar Mutual Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, the stockholder deposits Fund shares with the Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making withdrawal payments (not more than monthly) of a fixed amount to the stockholder out of the account. Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The stockholder's signature should be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.

          There is no minimum withdrawal payment. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on or about the day selected by the stockholder of each month in which a withdrawal payment is to be made. Establishment of a Systematic Withdrawal Plan constitutes an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the stockholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder's account.


          The stockholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing. The stockholder also may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying Firstar Mutual Fund Services, LLC by telephone at (800) 656-3017 or (414) 765-4124.


                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.


          In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 1998, 1997 and 1996 totaled $2,949,957 on total transactions of $1,922,497,872, $1,907,197 on total transactions of $1,180,501,076 and $1,269,308 on total transactions of $744,605,383, respectively. All of the brokers to whom commissions were paid provided research services to the Adviser.


                                    CUSTODIAN


          Firstar Bank Milwaukee, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Bank Milwaukee holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank Milwaukee does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank Milwaukee, acts as the Fund's transfer agent and dividend disbursing agent.


                                      TAXES


          The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

          The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income, while distributions from the Fund's net realized capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Fund are taxable to stockholders, whether received in cash or in additional Fund shares . A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

          Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.



                              STOCKHOLDER MEETINGS


          The Maryland General Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Investment Company Act of 1940.


          The Fund's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS


          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Fund and has so served for all periods since the Fund commenced operations on January 10, 1991.

                              FINANCIAL STATEMENTS


          The following financial statements are incorporated by reference to the Annual Report, dated September 30, 1998, of Brandywine Blue Fund, Inc. (File No. 811-6221), as filed with the Securities and Exchange Commission on October 29, 1998:

           Report of Independent Accountants
           Statement of Net Assets as of September 30,  1998
           Statement of Operations for the Year Ended
             September 30,  1998
           Statements of Changes in Net Assets for the Years
             Ended September 30, 1998 and 1997

           Financial  Highlights for the Years Ended  September 30, 1998,
             1997,  1996,  1995,  1994,  1993 and 1992 and for the period from January 10, 1991 (commencement of operations) to September 30, 1991
           Notes to Financial Statements

                                     PART C

                                OTHER INFORMATION

         Item 24. Financial Statements and Exhibits


          (a.) Financial Statements (Financial Highlights included in Part A and all incorporated by reference to the Annual Report, dated September 30, 1998 (File No. 811-6221), of Brandywine Blue Fund, Inc. (as filed with the Securities and Exchange Commission on October 29, 1998))


                    Brandywine Blue Fund, Inc.


                    Report of Independent Accountants
                    Statement of Net Assets as of September 30, 1998 Statement of Operations for the Year Ended
                       September 30,  1998
                    Statements of Changes in Net Assets for the
                       Years Ended September 30, 1998 and 1997
                    Financial Highlights for the Years Ended

                       September 30, 1998, 1997, 1996, 1995, 1994, 1993 and 1992
                       and for the period from January 10, 1991 (commencement of operations) to September 30, 1991
                    Notes to Financial Statements

       (b.)       Exhibits


                  (1) Registrant's Articles of Incorporation as amended through January 15, 1997(2)

                (1.1) Articles Supplementary to Articles of Incorporation dated March 28, 1996(2)

                  (2)     Registrant's By-Laws as amended through January 15,
                          1997(2)

                  (3)     None

                  (4)     None


                  (5)     Investment Advisory Agreement(2)


                  (6)     None

                  (7)     None

                  (8) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank Milwaukee, N.A.)(2)

                (9.1)     Service Agreement with Fiduciary Management, Inc.

                (9.2) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to Firstar
                          Bank Milwaukee, N.A.)(2)


                 (10)     Opinion of Foley & Lardner, counsel for Registrant.


                 (11)     Consent of  PricewaterhouseCoopers LLP


                 (12)     None

                 (13)     Subscription Agreement(3)

                 (14)     None

                 (15)     None


                 (16)     Schedule for Computation of Performance Quotations(1)


                 (17)     Financial Data Schedule

                 (18)     None
----------------------

         (1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 31, 1996 and its accession number is 0000897069-96-000015.
         (2) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 15, 1997 and its accession number is 0000897069-97-000011.
         (3) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 30, 1998 and its accession number is 0000897069-98-000026.


       Item 25. Persons Controlled by or under Common Control with Registrant

          Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

       Item 26. Number of Holders of Securities


                                                       Number of Record Holders
              Title of Class                          as of  October 31,  1998
              --------------                          ------------------------

              Common Stock, $.01 par value                        886

       Item 27. Indemnification

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or canceled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.    Indemnification.

          A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

          Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         Item 28. Business and Other Connections of Investment Adviser

          Incorporated by reference to pages 3 through 5 of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933. Mr. Herman Friess, a director of the Adviser, is a lawyer having his own practice with offices in Rice Lake, Wisconsin.

         Item 29. Principal Underwriters

                 Registrant has no principal underwriters.

         Item 30. Location of Accounts and Records

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Fiduciary Management, Inc. and Registrant's Custodian as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by Fiduciary Management, Inc. at its offices at 225 East Mason Street, Milwaukee, Wisconsin 53202, and all other records will be maintained by the Custodian.

h.       Item 31. Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

         Item 32. Undertakings

                  None.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 23rd day of November, 1998


                                             BRANDYWINE BLUE FUND, INC.
                                                 (Registrant)




                                         By: /s/  Foster S. Friess

                                         Foster S. Friess, President

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              Name               Title                     Date



/s/  Foster S. Friess     Principal Executive,      November  23, 1998
----------------------
Foster S. Friess          Financial and

                          Accounting Officer
                          and Director



/s/  Stig Ramel           Director                  November  20 1998
----------------------

Stig Ramel



/s/  John E. Burris       Director                  November  19, 1998
----------------------

John E. Burris

                                  EXHIBIT INDEX


Exhibit No.                         Exhibit                             Page No.
----------                          -------                             --------

 (1)                     Registrant's Articles of
                         Incorporation*

 (1.1)                   Articles Supplementary to
                         Articles of Incorporation*

 (2)                     Registrant's Bylaws*

 (3)                     None

 (4)                     None

 (5)                     Investment Advisory Agreement*

 (6)                     None

 (7)                     None

 (8)                     Custodian Agreement with Firstar
                           Trust Company (predecessor to Firstar Bank
                           Milwaukee, N.A.)*

 (9.1)                   Service Agreement with Fiduciary
                           Management, Inc.

 (9.2)                   Transfer Agent Agreement with
                           First Wisconsin Trust Company (predecessor to Firstar Bank Milwaukee, N.A.)*

 (10)                    Opinion of Foley & Lardner,
                           counsel for Registrant


 (11)                    Consent of  PricewaterhouseCoopers LLP


 (12)                    None

-----------------
*   Incorporated by Reference

 (13)                    Subscription Agreement*

 (14)                    None

 (15)                    None

 (16)                    Schedule for Computation of
                           Performance Quotations*

 (17)                    Financial Data Schedule

 (18)                    None

-------------------------
Incorporated by Reference